SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 21, 2001



                              BMW FS SECURITIES LLC
                         BMW VEHICLE OWNER TRUST 2001-A
                         ------------------------------
                           (EXACT NAME OF REGISTRANT)


        DELAWARE                     333-56802
        DELAWARE                     333-56802-01                 22-3784653
------------------------         ---------------------          -------------
(STATE OF INCORPORATION)         (COMMISSION FILE NO.)          (IRS EMPLOYER
                                                                IDENTIFICATION
                                                                    NUMBER)


                             300 CHESTNUT RIDGE ROAD
                            WOODCLIFF LAKE, NJ 07677
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



                                 (201) 307-4000
                         -------------------------------
                         (REGISTRANT'S TELEPHONE NUMBER)

ITEM 5. OTHER EVENTS

During the period from May 18, 2001 through October 31, 2001 (the "Funding Period"), pursuant to the Receivables Purchase Agreement dated as of May 1, 2001 between BMW FS Securities LLC ("BMW Securities") and BMW Financial Services NA, LLC ("BMW FS"), BMW Securities was obligated to purchase from BMW FS, and pursuant to the Sale and Servicing Agreement dated as of May 1, 2001 (the "Sale and Servicing Agreement") among BMW FS, BMW Securities, BMW Vehicle Owner Trust 2001-A (the "Issuer") and The Chase Manhattan Bank, as indenture trustee (the "Indenture Trustee"), to sell to the Issuer, additional motor vehicle retail installment sales contracts secured by new and used automobiles, motorcycles, light duty trucks and sport utility vehicles (the "Receivables") to the extent they are available. On October 17, 2001, BMW FS sold an aggregate of $98,465,590.34 in principal amount of additional Receivables to BMW Securities pursuant to the Subsequent Purchase Agreement dated as of October 17, 2001 between BMW FS and BMW Securities. BMW Securities transferred the Receivables to the Issuer pursuant to the Subsequent Transfer Agreement dated as of October 17, 2001 among BMW Securities, BMW FS, the Issuer and the Indenture Trustee. The purchase price for the transfer of the additional Receivables to the Issuer has been obtained from the proceeds received by the Issuer from the public issuance on May 18, 2001 of U.S. $329,000,000 of Class A-1 3.98875% Asset Backed Notes due May, 2002, U.S. $448,000,000 of Class A-2 4.26% Asset Backed Notes due November, 2003, U.S. $499,000,000 of Class A-3 4.70% Asset Backed Notes, due March, 2005, U.S. $274,000,000 of Class A-4 5.11% Asset Backed Notes due May, 2006 and U.S. $31,800,000 Class B 5.46% Asset Backed Notes due November, 2007 (the "Notes") pursuant to an Indenture dated May 1, 2001 between the Issuer and the Indenture Trustee. The net proceeds from the sale of the Notes were used by the Issuer to purchase a pool of Receivables from BMW Securities and to deposit $99,965,067.47 in a pre-funding account for the purchase of additional Receivables pursuant to the Sale and Servicing Agreement. On October 17, 2001, BMW Securities transferred $98,465,590.34 from the pre-funding account to BMW FS as payment of the purchase price for the additional Receivables.


ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

(c)        Exhibit.

   Exhibit 10.1 Subsequent Transfer Agreement dated October 17, 2001 among BMW Financial Services NA, LLC, BMW Vehicle Owner Trust 2001-A, BMW FS Securities LLC and The Chase Manhattan Bank.

   Exhibit 10.2 Subsequent Purchase Agreement dated October 17, 2001 between BMW FS Securities LLC and BMW Financial Services NA, LLC.


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
                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                           BMW FS Securities LLC
                                           BMW Vehicle Owner Trust 2001-A

Date:  November 21, 2001                   By: /s/ Norbert Mayer
                                               --------------------------------
                                               Norbert Mayer
                                               Authorized Signatory













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
                                  EXHIBIT INDEX


   Exhibit 10.1 Sale and Servicing Agreement dated October 17, 2001 among BMW Financial Services NA, LLC, BMW Vehicle Owner Trust 2001-A, BMW FS Securities LLC and The Chase Manhattan Bank.

   Exhibit 10.2 Receivables Purchase Agreement dated October 17, 2001 between BMW FS Securities LLC and BMW Financial Services NA, LLC.


















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